UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2022

TransAct Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-21121	06-1456680
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One Hamden Center
2319 Whitney Ave, Suite 3B, Hamden, CT	06518
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (203) 859-6800

(Former Name or Former Address, if Changed Since Last Report): Not applicable.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	TACT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 below, at the 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) of TransAct Technologies Incorporated (the “Company”), the Company’s stockholders approved an amendment (the “Certificate of Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to declassify the Company’s board of directors (the “Board”) over a three-year period beginning at the 2023 Annual Meeting of Stockholders. The Certificate of Amendment was previously approved by the Board, subject to approval by the Company’s stockholders, and became effective upon its filing with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) on May 31, 2022.

Prior to the effectiveness of the Certificate of Amendment, Article VII, Section 8 of the Certificate of Incorporation provided that the directors were classified, with respect to the time for which they hold office, into three classes, as nearly equal in number as possible, as determined by the Board, composed of directors each serving terms of office of three years. The Certificate of Amendment amends Section 8 to provide for the annual election of directors. Specifically, the Certificate of Amendment provides for the annual election of directors beginning at the 2023 Annual Meeting of Stockholders. Directors who have been elected to three-year terms prior to the effectiveness of the Certificate of Amendment, including directors elected at the 2022 Annual Meeting, will complete those three-year terms, and thereafter will be eligible for annual re-election after the completion of their current terms. Accordingly, directors who were elected at the 2021 Annual Meeting of Stockholders, whose terms will expire in 2024, and the directors who were elected at the 2022 Annual Meeting, whose terms will expire in 2025, will hold office until the end of their terms. From and including the 2025 Annual Meeting of Stockholders, the Board will be completely declassified and all directors will be subject to annual election to one-year terms.

In addition, until the Board is completely declassified, any director elected or appointed to the Board to fill a vacancy on the Board as a result of an increase in the size of the Board or due to the death, resignation, retirement, disqualification or removal of a director who was elected for a three-year term will continue to hold office until the next election of the class for which such director is chosen. In all cases, each director will hold office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal.

Under Delaware law, directors of a corporation that has a classified board of directors may be removed by stockholders only for cause, unless the certificate of incorporation of the corporation provides otherwise, while directors of a corporation that does not have a classified board of directors may be removed with or without cause. Accordingly, until the Board is completely declassified, the Company’s directors may be removed only for cause. Upon the completion of the declassification process in 2025, the Company’s directors will be removable with or without cause by an affirmative vote of the holders of a majority of the shares then entitled to vote on the election of directors.

Contingent upon stockholder approval of the Certificate of Amendment and effective upon the effectiveness of the Certificate of Amendment, the Board also approved amendments to the Company’s Amended and Restated By-laws (the “By-Laws”), including conforming changes to Article III, Section 3.02 of the By-Laws. The amendments to the By-Laws provide that a director appointed to fill a vacancy on the Board prior to the 2025 Annual Meeting of Stockholders will hold office for a term that will coincide with the remaining term of the class to which the director is appointed, and that a director appointed to fill a vacancy thereafter will be appointed to a term expiring at the next annual meeting of stockholders. The amendments to the By-Laws also include an amendment to Article III, Section 3.14, which previously provided that a director could be removed from office only for cause, to provide that (a) prior to the 2025 Annual Meeting of Stockholders, directors may be removed from office only for cause, and (b) from and including the 2025 Annual Meeting of Stockholders, directors may be removed from office with or without cause, in each case by the affirmative vote of holders of a majority of the voting power of all shares of the Company entitled to vote generally in the election of directors, voting together as a single class.

The amendments to the By-Laws also include the following changes:

•	change of the title “chairman” of the Board to “chair” of the Board;

•	deletion of Article V, Section 5.06, which included the role of “chairman” among the list of officers of the Company; and

•	changes to Article VI to clarify that the Company may issue shares in certificated or uncertificated form.

The amendments to the By-Laws became effective upon the effectiveness of the Certificate of Amendment upon filing with the Delaware Secretary of State on May 31, 2022.

Copies of the Certificate of Amendment and the By-Laws (as amended) are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. The foregoing descriptions of the Certificate of Amendment and the By-Laws do not purport to be complete and are qualified in their entirety by reference to the full text of the Certificate of Amendment and the By-Laws.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 31, 2022, at the 2022 Annual Meeting, the Company’s stockholders voted on the following proposals:

Proposal 1: Election of Directors

To elect Haydee Ortiz Olinger as director of the Company to serve until the 2025 Annual Meeting of Stockholders or until the director’s successor has been duly elected and qualified:

For	Withhold	Broker Non-Votes
5,887,965	279,127	1,981,046

To elect Emanuel P. N. Hilario as director of the Company to serve until the 2025 Annual Meeting of Stockholders or until the director’s successor has been duly elected and qualified:

For	Withhold	Broker Non-Votes
5,615,725	551,367	1,981,046

Proposal 2: Ratification of Independent Registered Public Accounting Firm

To ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for 2022:

For	Against	Abstain
8,135,139	3,498	9,501

Proposal 3: Advisory Vote on Executive Compensation

To approve, on an advisory basis, the Company’s compensation of its named executive officers:

For	Against	Abstain	Broker Non-Votes
4,972,262	1,129,490	65,340	1,981,046

Proposal 4: Amendment to the Certificate of Incorporation to Declassify the Board

To approve an amendment to the Company’s certificate of incorporation to declassify the Board of Directors of the Company:

For	Against	Abstain	Broker Non-Votes
6,144,485	15,830	6,777	1,981,046

On March 30, 2022, the Company entered into a Cooperation Agreement with 325 Capital Master Fund LP and Harbert Discovery Fund, LP, the terms of which are described in the Company’s Form 8-K filed with the U.S. Securities and Exchange Commission on March 31, 2022 (the “Cooperation Agreement Form 8-K”). The information required by Item 5.07(c) of Form 8-K is incorporated herein by reference to the disclosure set forth in Item 1.01 of the Cooperation Agreement Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Certificate of Amendment to Certificate of Incorporation of TransAct Technologies Incorporated.

3.2	Amended and Restated By-Laws of TransAct Technologies Incorporated.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSACT TECHNOLOGIES INCORPORATED

By:	/s/ David B. Peters
David B. Peters
Vice President & Chief Accounting Officer

Date: June 2, 2022